UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 6, 2005

JMAR Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-10515	68-0131180
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5800 Armada Drive, Carlsbad, California		92008
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(760) 602-3292

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02. Unregistered Sales of Equity Securities.

As previously reported in a Form 8-K filed on February 1, 2005, the Company and PointSource Technologies, LLC ("PST") entered into a Securities Purchase Agreement ("Purchase Agreement") and sold PST 520,000 shares of Common Stock and Warrants to purchase 333,333 shares of Common Stock. Pursuant to the Purchase Agreement, for an 18 month period PST also has a right to purchase up to 1.66% of the number of securities sold by the Company in certain future transactions on the same terms as the terms of the completed transaction (the "Additional Purchase Right"). As a result of the completion of the recent $4 million private placement by the Company to five institutional investors (reported in a Form 8-K filed on February 7, 2005) (the "February Offering"), PST has the right to purchase an amount of securities equal to 1.66% of the securities sold in the February Offering, or an amount equal to 53,548 shares of Common Stock and Warrants for 20,081 shares (with an exercise price of $1.73 per share and a term of five years) for $66,399.52 (which is the same $1.24 per share price for the recently completed $4 million private placement). PST has assigned the Additional Purchase Right to five of its affliates (the "PST Investors"). On February 9, 2005, the PST Investors agreed to purchase the 53,548 shares of Common Stock and 20,081 Warrants for $66.399.52. The PST Investors and the number of shares and warrants assigned to them are: Salah Hassanein Trust (13,425 shares and 5,034 warrants), Robert A. Naify Trust (13,424 shares and 5,034 warrants), Marshall Naify Revocable Trust (13,424 shares and 5,035 warrants), Pequot Willow Creek Capital Partners, LP (3,213 shares and 1,204 warrants) and Nob Hill Capital Partners (10,062 shares and 3,774 warrants). This transaction was exempt under Section 4(2) of the Securities Act of 1933.

PST has also assigned 500,000 of its 520,000 shares of Common Stock and its warrants for 333,333 shares to the PST Investors. The PST Investors and the number of shares and warrants assigned to them are: Salah Hassanein Trust (125,350 shares and 83,567 warrants), Robert A. Naify Trust (125,350 shares and 83,567 warrants), Marshall Naify Revocable Trust (125,350 shares and 83,566 warrants), Pequot Willow Creek Capital Partners, LP (30,000 shares and 20,000 warrants) and Nob Hill Capital Partners (93,950 shares and 62,633 warrants).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMAR Technologies, Inc.

February 10, 2005	By:	Joseph G. Martinez

Name: Joseph G. Martinez
Title: Sr. VP & General Counsel